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                                                                   EXHIBIT 10.17

                                                                  EXECUTION COPY
                                                                  --------------

                                  ABC BANCORP

                         1997 OMNIBUS STOCK OWNERSHIP
                         AND LONG TERM INCENTIVE PLAN

                       INCENTIVE STOCK OPTION AGREEMENT

                        Number of         Date of
     Grantee:           Shares:           Grant:

     ______________     _____________     _______________

     Expiration         Exercise Price
     Date*:             Per Share:        Vesting Dates*:

     ______________     $____________     __________ (20% Shares)
                                          __________ (20% Shares)
     Exercisability                       __________ (20% Shares)
     Date*:                               __________ (20% Shares)
                                          __________ (20% Shares)

     ______________

     THIS AGREEMENT (this "Agreement") is made and entered into as of the date of the grant set forth above (the "Grant Date"), by and between ABC Bancorp, a Georgia corporation ("ABC"), and the above named individual (the "Grantee").


                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, ABC has established the "ABC Bancorp 1997 Omnibus Stock Ownership and Long Term Incentive Plan" (the "Plan") to advance the interests of ABC and any parent or subsidiary corporation of ABC (together with ABC, referred to collectively as the "Company") by strengthening the Company's ability to attract and retain individuals of training, experience and ability in the employ of the Company and to furnish additional incentive to such key employees to promote the Company's financial success.




__________

     * Subject to acceleration as provided in Section 3 hereof.

     WHEREAS, pursuant to the provisions of the Plan and the respective Written Consents executed on the Grant Date by the Board of Directors of ABC and the Compensation Committee thereof appointed thereby (the "Committee"), the Committee has the full power and authority to direct the execution and delivery of this Agreement in the name and on behalf of ABC in order to evidence and to set forth fully the terms of that certain grant of a stock option to the Grantee as effected by said Written Consents.

     NOW, THEREFORE, the parties hereto agree as follows:

     1.   Grant of ISO.  Subject and pursuant to all terms and conditions stated
          ------------
in this Agreement and in the Plan, which is incorporated herein by this reference and made a part hereof as though fully set forth herein, ABC grants to the Grantee on the Grant Date an incentive stock option (the "ISO", as defined under the Plan) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to purchase the number of shares of ABC's common stock, $1.00 par value per share ("Common Stock"), set forth above (the "Option Shares"), at the exercise price per share set forth above (the "Per-Share Price"), on or before the expiration date set forth above (the "Expiration Date"). The Grantee hereby accepts the ISO on such terms and conditions. The Grantee shall, subject to the limitations of this Agreement and the Plan, have the right to exercise the ISO commencing on the exercisability date set forth above (the "Exercisability Date") by purchasing all or any part of the Option Shares then available for purchase under the vesting schedule set forth above.

     2.   Exercise of ISO.  The Grantee may exercise all or any part of the ISO
          ---------------
by delivering written notice to the Committee (in the form attached hereto as Exhibit A) of the number of Option Shares (in a multiple of 100, except in the
---------
case of a full exercise of the remaining vested portion of the ISO) to be purchased together with payment in an amount equal to the product of the Per-Share Price times the number of Option Shares to be purchased (the "Exercise Price") made in one of the following forms or a combination thereof:

          (a) The Committee may require the Grantee to make a cash payment to the Company equal to the amount of the Exercise Price; or

          (b) The Grantee may request, in lieu of cash payment, that the Company either accept shares (of the same class as the Option Shares) owned by the Grantee or withhold Option Shares, each as more fully described below. If the Committee grants any such request in whole or in part, in its sole and absolute discretion, any shares so accepted or withheld by the Company under this paragraph (b) shall be valued at their fair market value, as determined in good faith by the Board of Directors of the Company. In no such event shall any fractional shares be accepted or withheld, and thus any deficiency remaining after the acceptance or withholding of whole shares shall be satisfied by the Grantee in cash.

     In the event the Committee has indicated to the Grantee that it will permit payment of the Exercise Price to be made in whole or in part with previously issued stock owned by the Grantee, the stock certificates evidencing the surrendered shares shall accompany the notice of

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exercise and shall be duly endorsed or accompanied by duly executed stock powers to transfer the same to the Company. In the event that the Committee has indicated to the Grantee that it will permit payment of the Exercise Price to be made in whole or in part with Option Shares, the notice of exercise need not be accompanied by any stock certificates but shall include a statement directing the Company to retain that number of Option Shares as shall equal the number of shares that would have been surrendered to the Company by the Grantee if the Exercise Price had been paid with previously issued stock.

     In the event the Grantee does not make such payment when requested, the Company may refuse to issue or cause to be delivered any shares under this Agreement or any other incentive plan agreement entered into by the Grantee and the Company until such payment has been made or arrangements for such payment satisfactory to the Company have been made.

     Such notice of exercise shall be sent to the Committee at ABC Bancorp, 310 First Street Southeast, Moultrie, Georgia 31768 (or P. O. Box 3668, Moultrie, Georgia 31766), Attention: Chairman. The ISO shall be deemed to have been exercised on the date the written notice and required consideration are received on behalf of the Committee.

     3.   Vesting and Exercisability of ISO.
          ---------------------------------

     (a)  Employment Termination Prior to Exercisability Date of ISO.  In
          ----------------------------------------------------------
the case of any termination of the Grantee's employment with the Company, voluntarily or involuntarily, prior to the Exercisability Date, the following provisions shall apply:

          (1)  Unvested Portion of ISO.  Any unvested portion of the ISO
               -----------------------
     shall immediately terminate upon the earlier of (i) the date the employment of the Grantee with the Company terminates, or (ii) the date the Grantee is given written notice of his or her discharge from such employment; provided, however, that in the event such termination of
                 --------  -------
     employment occurs due to Retirement, Disability, or Death (as each such term is defined in paragraph (c) below), then the Committee, in its sole and absolute discretion, may cause all or any part of such unvested portion of the ISO to become fully vested immediately upon the date of such employment termination (and thus become immediately exercisable and otherwise subject to the terms and conditions of subparagraph (2) immediately below).

          (2)  Vested Portion of ISO.  Any vested portion of the ISO
               ---------------------
     (including any portion of the ISO that vests in the discretion of the Committee pursuant to subparagraph (1) immediately above) shall become immediately exercisable but shall terminate effective three (3) months after the earlier of (i) the date the employment of the Grantee with the Company terminates, or (ii) the date the Grantee is given written notice of his or her discharge from such employment; provided, however, that in the
                                                --------  -------
     event such termination of employment occurs due to either Disability or Death (as each such term is defined in paragraph (c) below), such vested portion of the ISO may be exercised at any time (i) within one (1) year from such Disability, or (ii) prior to the Expiration Date in the case of employment termination by reason of Death.

     (b)  Employment Termination On or After Exercisability Date of ISO.  In the
          -------------------------------------------------------------
case of any termination of the Grantee's employment with the Company, voluntarily or involuntarily, on or after the Exercisability Date, the unexercised portion of the ISO (all of which shall have previously become vested) shall terminate effective three (3) months after the earlier of (i) the date the employment of the Grantee with the Company terminates, or (ii) the date the Grantee is given written notice of his or her discharge from such employment; provided, however, that in the event such employment termination
            --------  -------
occurs due to Disability or Death (as each such term is defined in paragraph (c) immediately below), the ISO may be exercised at any time (i) within one (1) year from such Disability (but in all events prior to the Expiration Date) or (ii) prior to the Expiration Date in the case of employment termination by reason of Death.

     (c) For purposes of this Section 3, the following initially capitalized terms shall have the following meanings:

          (1)  Death.  The date of death of the Grantee as established by the
               ------
     relevant death certificate.

          (2)  Disability.  The date on which the Grantee becomes permanently
               -----------
     and totally disabled within the meaning of Section 22(e)(3) of the Code, which shall be determined by the Committee on the basis of such medical or other evidence as it may reasonably require or deem appropriate.

          (3)  Retirement.  The date of termination of the Grantee's employment
               -----------
     either (i) under conditions which would constitute "normal retirement" or "early retirement" under any tax qualified retirement plan maintained by the Company, or (ii) after attaining age 65.

     4.   Change in Control Transaction; Discretion to Accelerate.
          --------------------------------------------------------

     At any time prior to the date of consummation of a Change in Control Transaction (as hereinafter defined), the Committee may, in its sole and absolute discretion, determine that all or any part of the ISO (whether or not then otherwise vested) shall become immediately exercisable in full and may thereafter be exercised at any time before the date of consummation of the Change in Control Transaction (except as otherwise provided in the Plan, and except to the extent that such acceleration of exercisability would result in an "excess parachute payment" within the meaning of Section 280G of the Code). In the event that the Committee exercises its discretion as set forth herein, then to the extent the ISO has not been fully exercised before the date of consummation of the Change in Control Transaction, it shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of the ISO, or the substitution for the ISO of options to acquire the voting stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the ISO shall continue in the manner and under the terms so provided. For purposes of this Section 4, a "Change in Control Transaction" shall mean dissolution or liquidation of the Company; a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Rights hereunder are changed into or exchanged for cash or property or securities not of the Company's issue; or a sale of all or substantially all of the assets of the Company to, or the acquisition of the stock representing more than twenty-five percent (25%) of the voting power of the capital stock of the Company then outstanding by, another corporation, bank, or other entity or person.

     5.   Legal Restrictions.  If in the opinion of legal counsel for the
          ------------------
Company the issuance or sale of any Option Shares would not be lawful for any reason, including, without limitation, the inability of the Company to obtain from any governmental authority or regulatory body having jurisdiction the authority deemed by such counsel to be necessary to such issuance or sale, the Company shall not be obligated to issue or sell any Option Shares pursuant to the exercise of this ISO to the Grantee or any other authorized person unless a registration statement that complies with the provisions of the Securities Act of 1933, as amended (the "Act"), in respect of such Option Shares is in effect at the time thereof, or other appropriate action has been taken under and pursuant to the terms and provisions of the Act, or the Company receives evidence satisfactory to such counsel that the issuance and sale of such Option Shares, in the absence of an effective registration statement or other appropriate action, would not constitute a violation of the Act or any applicable state securities law. It is further agreed that the Company is in no event obligated to register any Option Shares, to comply with any exemption from registration requirements or to take any other action which may be required in order to permit, or to remedy or remove any prohibition or limitation on, the issuance or sale of such Option Shares to the Grantee. Grantee further acknowledges that the Act and/or applicable state securities laws may restrict the right and govern the manner in which the Grantee may dispose of Option Shares, and Grantee agrees not to offer, sell or otherwise dispose of any such shares in a manner which would violate the Act or any other federal or state law.

     6.   Option Shares Delivered in Escrow.  All Option Shares issued upon any
          ---------------------------------
exercise of the ISO shall be held in escrow for a period which ends on the later of (i) two (2) years from the Grant Date or (ii) one (1) year after the issuance of such shares pursuant to the exercise of the ISO. Such shares shall be held by the Company or its designee. During such escrow period, the Grantee shall have all rights of a shareholder of the Company, including, but not limited to, the rights to vote, receive dividends and transfer such shares. The sole purpose of the escrow is to inform the Company of any disqualifying disposition (described in Section 422(a)(1) of the Code) of the Option Shares and it shall be administered solely for this purpose.

     7.   No Rights as Shareholder or to Employment.  Neither the Grantee nor
          -----------------------------------------
any other person authorized to purchase Common Stock upon exercise of this ISO shall have any interest in or shareholder rights with respect to any shares of the Common Stock which are subject to this ISO until such shares have been issued and delivered into escrow as provided in Section 6 hereof. Furthermore, neither this Agreement nor the Plan shall confer upon the Grantee any rights of employment with the Company, including, without limitation, any right to continue in the employ of the Company, or shall affect the right of the Company to terminate the employment of the Grantee at any time, with or without cause.

     8.   Withholding Taxes.  As a condition of exercise of this ISO, the
          -----------------
Committee may, in its sole discretion, withhold or require the Grantee to pay or reimburse the Company for any taxes which the Company determines are required to be withheld in connection with the grant or any exercise of this ISO.

     9.   Heirs and Successors.  This Agreement and all terms and conditions
          --------------------
hereof shall be binding upon the parties hereto, and their successors, heirs, legatees and legal representatives.

     10.  Nontransferability; Who May Exercise.  Neither this Agreement nor the
          ------------------------------------
ISO granted hereby may be transferred or assigned, other than by will or the laws of descent and distribution, and the ISO may not be exercised by any person other than the Grantee during the Grantee's lifetime.

     11.  Plan Controls.  Copies of the Plan will be made available to the
          -------------
Grantee upon request. In the event of any conflict between the Plan and this Agreement, the Plan shall control and this Agreement shall be deemed to be modified accordingly.

     12.  Governing Law; Venue.  To the extent not superseded by federal law,
          --------------------
the laws of the State of Georgia shall control in all matters relating to this Agreement and any action relating to this Agreement must be brought in Colquitt County, State of Georgia.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, all as of the Grant Date set forth herein.

                                    ABC BANCORP



                                    By:_________________________________
                                       Chairman of the Committee



                                    ____________________________________
                                    GRANTEE

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                                   EXHIBIT A
                                   ---------

                             EXERCISE OF INCENTIVE
                                 STOCK OPTION
                             ---------------------


          The undersigned Optionee under that certain ABC Bancorp Incentive Stock Option Agreement dated as of _____________________________ (the "Agreement"), hereby exercises the Incentive Stock Option granted under the Agreement for the following number of shares of Common Stock, subject to the terms and conditions of the Agreement:

                        Number of shares being purchased
                           (must be a multiple of 100
                               or full exercise)

                                                                      ________

               Total purchase price submitted herewith:              $________



                                         _________________________
                                         (Signature)


                                         _________________________
                                         (Date)

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